Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: The Boeing Company
4.875% Senior Notes due 2020
Cusip/Sedol/ISIN of Security Purchased: 097023AZ8
Date of Transaction: 07/23/2009
Date Offering Commenced: 07/23/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.958 ($98.508)
Offering Price at Close of 1st full business day on which sales were made: $98.958
Underwriting Commission, Spread or Profit: $3,375,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities, Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $5,000
Principal Amount of Purchase in Fund: $4,947.90
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $750,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: International Paper Co.
7.500% due 8/15/2021
Cusip/Sedol/ISIN of Security Purchased: 460146CE1
Date of Transaction: 8/3/2009
Date Offering Commenced: 8/3/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.920 ($99.245)
Offering Price at Close of 1st full business day on which sales were made: $99.920
Underwriting Commission, Spread or Profit: $6,750,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,984.00
Aggregate Principal Amount of Purchase: $5,000,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Watson Pharmaceuticals
Inc. 6.125% due 8/15/2019
Cusip/Sedol/ISIN of Security Purchased: 942683AE3
Date of Transaction: 8/18/2009
Date Offering Commenced: 8/18/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.796 ($98.671)
Offering Price at Close of 1st full business day on which sales were made: $99.796
Underwriting Commission, Spread or Profit: $4,500,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,984.90
Aggregate Principal Amount of Purchase: $2,465,000
Principal Amount of Total Offering: $250,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: YUM Brands Inc. 5.30%
due 9/15/2019
Cusip/Sedol/ISIN of Security Purchased: 988498AF8
Date of Transaction: 8/20/2009
Date Offering Commenced: 8/20/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.849 ($99.199)
Offering Price at Close of 1st full business day on which sales were made: $99.849
Underwriting Commission, Spread or Profit: $1,625,000
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,984.90
Aggregate Principal Amount of Purchase: $2,465,000
Principal Amount of Total Offering: $250,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: AvalonBay Communities
Inc. 6.10% due 3/15/2020
Cusip/Sedol/ISIN of Security Purchased: 05348EAN9
Date of Transaction: 9/8/2009
Date Offering Commenced: 9/8/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.853 ($99.203)
Offering Price at Close of 1st full business day on which sales were made: $99.853
Underwriting Commission, Spread or Profit: $1,625,000
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $25,000
Principal Amount of Purchase in Fund: $24,963.25
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $250,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Prudential Financial
Inc. 4.75% due 9/17/2015
Cusip/Sedol/ISIN of Security Purchased: 74432QBJ3
Date of Transaction: 9/10/2009
Date Offering Commenced: 9/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.767 ($99.467)
Offering Price at Close of 1st full business day on which sales were made: $99.767
Underwriting Commission, Spread or Profit: $2,700,000
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $50,000
Principal Amount of Purchase in Fund: $49,883.50
Aggregate Principal Amount of Purchase: $3,000,000
Principal Amount of Total Offering: $900,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: CenturyTel Inc .6.15%
due 9/15/2019
Cusip/Sedol/ISIN of Security Purchased: 156700AN6
Date of Transaction: 9/14/2009
Date Offering Commenced: 9/14/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.891 ($99.241)
Offering Price at Close of 1st full business day on which sales were made: $99.891
Underwriting Commission, Spread or Profit: $1,625,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities, Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,989.10
Aggregate Principal Amount of Purchase: $2,845,000
Principal Amount of Total Offering: $250,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Newmont Mining Corp.
5.125% due 10/01/2019
Cusip/Sedol/ISIN of Security Purchased: 651639AL0
Date of Transaction: 9/15/2009
Date Offering Commenced: 9/15/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.502 ($98.852)
Offering Price at Close of 1st full business day on which sales were made: $99.502
Underwriting Commission, Spread or Profit: $5,850,000
Name of Underwriter from whom Purchased: UBS Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities
# of Shares/Par Amount of Purchase in Fund: $50,000
Principal Amount of Purchase in Fund: $49,751.00
Aggregate Principal Amount of Purchase: $15,000,000
Principal Amount of Total Offering: $900,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Exelon Generation Co.
LLC 5.20% due 10/1/2019
Cusip/Sedol/ISIN of Security Purchased: 30161MAF0
Date of Transaction: 9/16/2009
Date Offering Commenced: 9/16/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.502 ($98.852)
Offering Price at Close of 1st full business day on which sales were made: $99.502
Underwriting Commission, Spread or Profit: $5,850,000
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $50,000
Principal Amount of Purchase in Fund: $49,902.50
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $200,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Potash Corp of
Saskatchewa 4.875% due 30/30/2020
Cusip/Sedol/ISIN of Security Purchased: 73755LAH0
Date of Transaction: 9/23/2009
Date Offering Commenced: 9/23/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.109 ($98.459)
Offering Price at Close of 1st full business day on which sales were made: $99.109
Underwriting Commission, Spread or Profit: $3,250,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities, Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $5,000
Principal Amount of Purchase in Fund: $4,955.45
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: The Kroger Co. 3.90% due
10/01/2015
Cusip/Sedol/ISIN of Security Purchased: 501044CM1
Date of Transaction: 9/24/2009
Date Offering Commenced: 9/24/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.889 ($99.264)
Offering Price at Close of 1st full business day on which sales were made: $99.889
Underwriting Commission, Spread or Profit: $3,125,000
Name of Underwriter from whom Purchased: Banc of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,988.90
Aggregate Principal Amount of Purchase: $3,015,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Enterprise Products
Operation LLC 5.25% due 1/31/2020
Cusip/Sedol/ISIN of Security Purchased: 29379VAF0
Date of Transaction: 9/24/2009
Date Offering Commenced: 9/24/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.355 ($98.705)
Offering Price at Close of 1st full business day on which sales were made: $99.355
Underwriting Commission, Spread or Profit: $3,250,000
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $15,000
Principal Amount of Purchase in Fund: $14,903.25
Aggregate Principal Amount of Purchase: $6,710,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: L-3 Communications Corp.
5.20% due 10/15/2019
Cusip/Sedol/ISIN of Security Purchased: 502413AX5
Date of Transaction: 9/29/2009
Date Offering Commenced: 9/29/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.642
Offering Price at Close of 1st full business day on which sales were made: $99.642
Underwriting Commission, Spread or Profit: $4,000,000
Name of Underwriter from whom Purchased: Bank of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,964.20
Aggregate Principal Amount of Purchase: $6,595,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Enel Finance
International 5.125% due 10/7/2019
Cusip/Sedol/ISIN of Security Purchased: 29268BAE1
Date of Transaction: 9/30/2009
Date Offering Commenced: 9/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.560
Offering Price at Close of 1st full business day on which sales were made: $99.560
Underwriting Commission, Spread or Profit: $13,125,000
Name of Underwriter from whom Purchased: Bank of America Merrill
Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ
Securities
# of Shares/Par Amount of Purchase in Fund: $100,000
Principal Amount of Purchase in Fund: $99,560.00
Aggregate Principal Amount of Purchase: $26,800,000
Principal Amount of Total Offering: $1,750,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Small Cap
Value Account I
Name of Issuer: Artio Global Investors,
Inc. (ART) IPO
Cusip/Sedol/ISIN of Security Purchased: 04315B10
Date of Transaction: 09/23/2009
Date Offering Commenced: 09/23/2009
Purchase Price/Unit (Net of fees and expenses):
 $26.00
Offering Price at Close of 1st full business day on which sales were made: $26.00
Underwriting Commission, Spread or Profit: $1.40
Name of Underwriter from whom Purchased: Goldman Sachs and
Company New York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,800
Principal Amount of Purchase in Fund: 46,800.00
Aggregate Principal Amount of Purchase: 4,214,600
Principal Amount of Total Offering: $650,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap
Value Account I
Name of Issuer: Ocwen Financial
Corporation (OCN) Secondary
Cusip/Sedol/ISIN of Security Purchased: 67574630
Date of Transaction: 08/12/2009
Date Offering Commenced: 08/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $9.00
Offering Price at Close of 1st full business day on which sales were made: $9.00
Underwriting Commission, Spread or Profit: $0.45
Name of Underwriter from whom Purchased: Barclays Capital Inc.-
New York
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 12,900
Principal Amount of Purchase in Fund: 116,100.00
Aggregate Principal Amount of Purchase: 4,108,500
Principal Amount of Total Offering: $252,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal Small Cap
Value Account I
Name of Issuer: Globe Specialty Metals
Inc. (GSM) IPO
Cusip/Sedol/ISIN of Security Purchased: 37954N20
Date of Transaction: 07/29/2009
Date Offering Commenced: 07/29/2009
Purchase Price/Unit (Net of fees and expenses):
 $7.00
Offering Price at Close of 1st full business day on which sales were made: $7.00
Underwriting Commission, Spread or Profit: $0.49
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 5,900
Principal Amount of Purchase in Fund: 41,300.00
Aggregate Principal Amount of Purchase: 1,435,700
Principal Amount of Total Offering: $98,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
 Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President